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                                 June ___, 1998

Mr. Madhav Anand
812 Memorial Drive, #1308
Cambridge, MA 02139

Mr. Edouard Aslanian
345 Manhattan Avenue
Hermosa Beach, CA 90254

Mr. Yannis Doganis
238-244 Columbia Street
Cambridge, MA 02139

Mr. Gary Mekikian
115 Skyline Drive
Burbank, CA 91501

Dear Sirs:

         As you know, International Integration Incorporated (the "Company") has filed a Registration Statement on Form S-1, File No. 333-50889 (the "Registration Statement") with the Securities and Exchange Commission in order to effect a public offering of the common stock, $.01 par value per share, of the Company. You will participate in the public offering by selling shares in the over-allotment option if it is exercised by the underwriters. In connection therewith, each of you (the "Selling Stockholders") will become party to an Underwriting Agreement among the Company, Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated and UBS Securities LLC, as representatives of the underwriters (the "Underwriters") and you (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, you have agreed to indemnify the Underwriters against liabilities arising from certain untrue statements or alleged untrue statements of a material fact contained in the Registration Statement or certain omissions or alleged omissions to state a material fact, whether or not such information was provided by you. Accordingly, and in consideration of our mutual agreements set forth in this letter agreement, you and the Company hereby agree as follows:

         (a) The Company hereby agrees that it shall indemnify and hold harmless each Selling Stockholder and each other person, if any, who controls such Selling Stockholder within the meaning of the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, damages or liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), to which such Selling

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Mr. Madhav Anand
Mr. Edouard Aslanian
Mr. Yannis Doganis
Mr. Gary Mekikian
June ___, 1998
Page 2


Stockholder or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder or controlling person specifically for use in the preparation thereof.

         (b) Each Selling Stockholder, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), to which the Company, such directors and officers or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of the Registration Statement, prospectus, amendment or supplement.

         (c) Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has


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Mr. Madhav Anand
Mr. Edouard Aslanian
Mr. Yannis Doganis
Mr. Gary Mekikian
June ___, 1998
Page 3

actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent that the Indemnifying Party is prejudiced thereby. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         (d) If the indemnification provided for herein is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein for any reason, then each Selling Stockholder shall be liable for the portion of the losses, claims, damages or liabilities as is equal to the portion represented by the percentage that the public offering price of the shares sold by such Selling Stockholder bears to the public offering price of all securities offered by the Registration Statement, and the Company shall be responsible for the remaining portion; provided, however, that in any such case, no Selling Stockholder shall be required to contribute any amount in excess of the proceeds to it of all shares sold by it pursuant to the Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


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Mr. Madhav Anand
Mr. Edouard Aslanian
Mr. Yannis Doganis
Mr. Gary Mekikian
June ___, 1998
Page 4


         EXECUTED under seal as of the date set forth above.

                                             Very truly yours,





                                             INTERNATIONAL INTEGRATION
                                             INCORPORATED

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

ACCEPTED AND AGREED:


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Madhav Anand


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Edouard Aslanian


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Yannis Doganis


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Gary Mekikian